The Prudential Series Fund
PROSPECTUS • August 14, 2015
The Prudential Series Fund (the Trust) is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies the (“Contracts”). Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.
These securities have not been approved or disapproved by the Securities and Exchange Commission (the Commission or the SEC) or the Commodity Futures Trading Commission (the CFTC) nor has the Commission or the CFTC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.
High Yield Bond Portfolio (Class I Shares)
Jennison Portfolio (Class I Shares)
Jennison 20/20 Focus Portfolio (Class I Shares)
Small Capitalization Stock Portfolio (Class I Shares)
Stock Index Portfolio (Class I Shares)
Value Portfolio (Class I Shares)
SP Prudential U.S. Emerging Growth Portfolio (Class I Shares)
SP Small-Cap Value Portfolio (Class I Shares)

1	SUMMARY: HIGH YIELD BOND PORTFOLIO
4	SUMMARY: JENNISON PORTFOLIO
7	SUMMARY: JENNISON 20/20 FOCUS PORTFOLIO
10	SUMMARY: SMALL CAPITALIZATION STOCK PORTFOLIO
13	SUMMARY: STOCK INDEX PORTFOLIO
16	SUMMARY: VALUE PORTFOLIO
19	SUMMARY: SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
23	SUMMARY: SP SMALL-CAP VALUE PORTFOLIO
27	ABOUT THE TRUST
28	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
37	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
44	PRINCIPAL RISKS
51	HOW THE TRUST IS MANAGED
59	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
64	OTHER INFORMATION
65	FINANCIAL HIGHLIGHTS
74	GLOSSARY: PORTFOLIO INDEXES

SUMMARY: HIGH YIELD BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is a high total return.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class I Shares
Management Fees	.55%
+ Distribution and/or Service Fees (12b-1 Fees)	None
+ Other Expenses	.02%
= Total Annual Portfolio Operating Expenses	.57%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
High Yield Bond Class I Shares	$58	$183	$318	$714
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was XX of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in medium to lower rated debt investments. Such high-yield/high risk debt investments are often referred to as high-yield bonds or “junk bonds” and are riskier than higher rated bonds. Lower rated and comparable unrated investments tend to offer better yields than higher rated investments with the same maturities because the issuer’s financial condition may not have been as strong as that of higher rated issuers. The Portfolio may also invest up to 20% of its total assets in US dollar-denominated securities of foreign issuers.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.

Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers. Foreign investment risk includes: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than US markets, are not subject to regulatory requirements comparable to those in the US, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the US; foreign exchanges are smaller and less liquid than the US market; political developments may adversely affect the value of the Portfolio's foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:	Worst Quarter:
16.37%	-16.64%
2nd Quarter of 2009	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2014)
	1 Year	5 Years	10 Years
High Yield Bond Class I Shares	2.71%	8.61%	7.30%

Index
Barclays US High Yield 1% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	2.42%	8.91%	7.64%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Prudential Investment Management, Inc.	Paul Appleby, CFA*	Managing Director	June 1999
		Robert Cignarella, CFA	Managing Director	May 2014
		Michael J. Collins, CFA	Principal	November 2001
		Terence Wheat, CFA	Principal	May 2005
		Robert Spano, CFA, CPA	Principal	September 2007
		Ryan Kelly, CFA	Principal	February 2012
		Brian Clapp, CFA	Principal	May 2013
		Daniel Thorogood, CFA	Vice President	May 2014
*Paul Appleby has announced his intention to retire effective on or about January 2016.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: JENNISON PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares
Management Fees	.60%	.60%
+ Distribution and/or Service Fees (12b-1 Fees)	None	.25%
+ Administration Fees	None	.15%
+ Other Expenses	.03%	.03%
= Total Annual Portfolio Operating Expenses	.63%	1.03%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Jennison Class I Shares	$64	$202	$351	$786
Jennison Class II Shares	$105	$328	$569	$1,259
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was XX of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio normally invests at least 65% of its total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that the Portfolio believes have above-average growth prospects. The Portfolio selects stocks on a company-by-company basis using fundamental analysis and looks for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often a company selected by the Portfolio has a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team. The Portfolio may invest up to 30% of its assets in foreign securities.

Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers. Foreign investment risk includes: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than US markets, are not subject to regulatory requirements comparable to those in the US, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the US; foreign exchanges are smaller and less liquid than the US market; political developments may adversely affect the value of the Portfolio's foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's performance compares to the returns of the Russell 1000 Growth Index which includes stocks of companies with similar investment objectives.

Best Quarter:	Worst Quarter:
19.56%	-20.89%
1st Quarter of 2012	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2014)
	1 Year	5 Years	10 Years
Jennison Class I Shares	9.99%	14.58%	8.75%
Jennison Class II Shares	9.58%	14.13%	8.31%

Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.66%	15.44%	7.67%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	13.05%	15.81%	8.49%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Jennison Associates LLC	Michael A. Del Balso	Managing Director	April 2000
		Spiros “Sig” Segalas	Director, President & CIO	February 1999
		Kathleen A. McCarragher	Director & Managing Director	February 1999
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: JENNISON 20/20 FOCUS PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares
Management Fees	.75%	.75%
+ Distribution and/or Service Fees (12b-1 Fees)	None	.25%
+ Administration Fees	None	.15%
+ Other Expenses	.08%	.08%
= Total Annual Portfolio Operating Expenses	.83%	1.23%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Jennison 20/20 Focus Class I Shares	$85	$265	$460	$1,025
Jennison 20/20 Focus Class II Shares	$125	$390	$676	$1,489
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was XX of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests primarily in equity and equity-related securities of approximately 40 (which may temporarily range up to 45) US companies that are selected by the Portfolio's two portfolio managers (approximately 20 by each) as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in companies valued at a discount to their true worth, as defined by the value of their earnings, free cash flow, assets, private market value, or some combination of these factors, that also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate; and appropriate valuations. Up to 20% of the Portfolio's total assets may be invested in foreign securities.

Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Value style risk. There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers. Foreign investment risk includes: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than US markets, are not subject to regulatory requirements comparable to those in the US, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the US; foreign exchanges are smaller and less liquid than the US market; political developments may adversely affect the value of the Portfolio's foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:	Worst Quarter:
21.25%	-24.32%
2nd Quarter of 2009	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2014)
	1 Year	5 Years	10 Years
Jennison 20/20 Focus Class I Shares	7.15%	9.81%	8.94%
Jennison 20/20 Focus Class II Shares	6.70%	9.38%	8.52%

Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.66%	15.44%	7.67%
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	13.24%	15.64%	7.96%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Jennison Associates LLC	Spiros “Sig” Segalas	Director, President & CIO	April 1999
		Warren N. Koontz, Jr., CFA	Managing Director	September 2014
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: SMALL CAPITALIZATION STOCK PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class I Shares
Management Fees	.40%
+ Distribution and/or Service Fees (12b-1 Fees)	None
+ Other Expenses	.05%
= Total Annual Portfolio Operating Expenses	.45%
- Fee Waiver and/or Expense Reimbursement(1)	- .05%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	.40%
(1)Prudential Investments LLC (PI or the Investment Manager) has contractually agreed to waive 0.05% of its investment management fee through June 30, 2016. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2016 without the prior approval of the Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Small Capitalization Stock Class I Shares	$41	$139	$247	$562
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was XX of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the holdings and weightings that comprise the Portfolio’s assets are generally based on that of the benchmark S&P SmallCap 600 Index.

Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Small Sized Company Risk. The shares of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:	Worst Quarter:
21.06%	-25.12%
2nd Quarter of 2009	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2014)
	1 Year	5 Years	10 Years
Small Capitalization Stock Class I Shares	5.39%	16.89%	8.71%

Index
S&P SmallCap 600 Index (reflects no deduction for fees, expenses or taxes)	5.76%	17.27%	9.02%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Quantitative Management Associates LLC	John W. Moschberger, CFA	Managing Director	July 2010
		Daniel Carlucci, CFA	Vice President	October 2010
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: STOCK INDEX PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class I Shares
Management Fees	.35%
+ Distribution and/or Service Fees (12b-1 Fees)	None
+ Other Expenses	.02%
= Total Annual Portfolio Operating Expenses	.37%
Fee Waiver and/or Expense Reimbursement(1)	-.05%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	.32%
(1) Prudential Investments LLC (PI or the Investment Manager) has contractually agreed to waive 0.05% of its investment management fees through June 30, 2016. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2016 without the prior approval of the Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Stock Index Class I Shares	$33	$114	$203	$463
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was XX of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% its assets (net assets plus any borrowings made for investment purposes) in common stocks of companies that comprise the S&P 500 Index. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio managers generally purchase stocks in proportion to their weighting in the S&P 500 Index.

Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:	Worst Quarter:
15.84%	-21.81%
2nd Quarter of 2009	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2014)
	1 Year	5 Years	10 Years
Stock Index Class I shares	13.31%	15.09%	7.38%

Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.66%	15.44%	7.67%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Quantitative Management Associates LLC	John W. Moschberger, CFA	Managing Director	October 1990
		Daniel Carlucci, CFA	Vice President	October 2010
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares
Management Fees	.40%	.40%
+ Distribution and/or Service Fees (12b-1 Fees)	None	.25%
+ Administration Fees	None	.15%
+ Other Expenses	.02%	.02%
= Total Annual Portfolio Operating Expenses	.42%	.82%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Value Class I Shares	$43	$135	$235	$530
Value Class II Shares	$84	$262	$455	$1,014
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was XX of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio normally invests at least 65% of its total assets in equity and equity-related securities, with an emphasis on securities of large capitalization companies. The Portfolio defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index. The Portfolio invests primarily in equity and equity-related securities that it believes are undervalued (i.e., those securities that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the price and what the Portfolio believes to be the true worth of the company). The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities.

Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Value style risk. There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers. Foreign investment risk includes: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than US markets, are not subject to regulatory requirements comparable to those in the US, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the US; foreign exchanges are smaller and less liquid than the US market; political developments may adversely affect the value of the Portfolio's foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's performance compares to the returns of the Russell 1000 Value Index which includes stocks of companies with similar investment objectives.

Best Quarter:	Worst Quarter:
18.86%	-24.90%
2nd Quarter of 2009	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2014)
	1 Year	5 Years	10 Years
Value Class I Shares	10.10%	12.55%	7.88%
Value Class II Shares	9.66%	12.10%	7.45%

Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.66%	15.44%	7.67%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	13.45%	15.42%	7.30%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Jennison Associates LLC	Warren N. Koontz, Jr., CFA	Managing Director	September 2014
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares
Management Fees	.60%	.60%
+ Distribution and/or Service Fees (12b-1 Fees)	None	.25%
+ Administration Fees	None	.15%
+ Other Expenses	.08%	.08%
= Total Annual Portfolio Operating Expenses	.68%	1.08%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
SP Prudential U.S. Emerging Growth Class I Shares	$69	$218	$379	$847
SP Prudential U.S. Emerging Growth Class II Shares	$110	$343	$595	$1,317
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was XX of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities of small- and medium-sized US companies that the Portfolio’s subadviser, Jennison Associates LLC, believes have the potential for above-average growth. The Portfolio seeks companies that the subadviser believes are poised to benefit from an acceleration of growth or an inflection point in a company’s growth rate that is not currently reflected in the stock price. The Portfolio generally defines small and medium-sized companies to be those companies within the market capitalization range of the Russell Midcap® Growth Index (measured at the time of purchase). The Portfolio may invest up to 35% of total assets in foreign securities.

Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio’s ability to sell the securities.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers. Foreign investment risk includes: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than US markets, are not subject to regulatory requirements comparable to those in the US, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the US; foreign exchanges are smaller and less liquid than the US market; political developments may adversely affect the value of the Portfolio's foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile.

Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's performance compares to the returns of the Russell Midcap Growth Index which includes stocks of companies with similar investment objectives.

Best Quarter:	Worst Quarter:
16.54%	-23.28%
3rd Quarter of 2009	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2014)
	1 Year	5 Years	10 Years
SP Prudential U.S. Emerging Growth Class I Shares	9.51%	15.15%	10.69%
SP Prudential U.S. Emerging Growth Class II Shares	9.15%	14.68%	10.28%

Index
S&P Midcap 400 Index (reflects no deduction for fees, expenses or taxes)	9.77%	16.54%	9.71%
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	11.90%	16.94%	9.43%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Jennison Associates LLC	John P. Mullman, CFA	Managing Director	August 2005
		Jeffrey Rabinowitz, CFA	Managing Director	September 2014
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: SP SMALL-CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class I Shares
Management Fees	.90%
+ Distribution and/or Service Fees (12b-1 Fees)	None
+ Other Expenses	.10%
+ Acquired Fund (Portfolio) Fees and Expenses	.04%
= Total Annual Portfolio Operating Expenses	1.04%
- Fee Waiver and/or Expense Reimbursement(1)	-.01%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.03%
(1)Prudential Investments LLC (PI or the Investment Manager) has contractually agreed to waive 0.008% of its investment management fee through June 30, 2016. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2016 without the prior approval of the Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
SP Small-Cap Value Class I Shares	$105	$330	$573	$1,270
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was XX of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the equity securities of small capitalization companies. The Portfolio generally defines small capitalization companies as those companies with market capitalizations within the market capitalization range of the Russell 2000 Value Index. Securities of companies whose market capitalizations no longer meet the definition of small capitalization companies after purchase by the Portfolio may still be considered to be small capitalization companies for purposes of the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The Portfolio seeks to invest in companies that are believed to be undervalued in the marketplace. The Portfolio may invest up to 25% of its assets in foreign securities. Although the Fund will invest primarily in publicly traded US securities, including real estate investment trusts (“REITs”), it may also invest in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies. The Fund seeks its investment objective by investing in value opportunities that the Investment Advisers define as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Value style risk. There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Small Sized Company Risk. The shares of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers. Foreign investment risk includes: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than US markets, are not subject to regulatory requirements comparable to those in the US, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the US; foreign exchanges are smaller and less liquid than the US market; political developments may adversely affect the value of the Portfolio's foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.

Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's performance compares to the returns of the Russell 2000 Value Index which includes stocks of companies with similar investment objective.

Best Quarter:	Worst Quarter:
21.32%	-25.20%
3rd Quarter of 2009	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2014)
	1 Year	5 Years	10 Years
SP Small Cap Value Class I Shares	4.94%	15.50%	8.00%

Index
Russell 2500 Index (reflects no deduction for fees, expenses or taxes)	7.07%	16.36%	8.72%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	4.22%	14.26%	6.89%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Goldman Sachs Asset Management, L.P.	Sally Pope Davis	Managing Director	January 2006
		Robert Crystal	Managing Director	March 2006
		Sean A. Butkus	Vice President	February 2012
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

ABOUT THE TRUST
About the Trust and Its Portfolios
This Prospectus provides information about The Prudential Series Fund (the Trust) and its separate Portfolios.
Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as overall manager for the Trust. The assets of each Portfolio are managed by one or more subadvisers under a “manager-of-managers” structure. More information about PI, the “manager-of-managers” structure, and the subadvisers is included in “How the Trust is Managed” later in this Prospectus.
Each Portfolio of the Trust offers Class I shares and certain Portfolios of the Trust also offer Class II shares. Class I shares are sold only to separate accounts of insurance companies affiliated with Prudential Financial, Inc., including but not limited to The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Shares of the Trust may be sold directly to certain qualified retirement plans.
Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Investment Objectives & Policies
In addition to each Portfolio's summary section, each Portfolio's investment objective and policies are described in more detail on the following pages. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.
Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.
A change in the securities held by a Portfolio is known as “portfolio turnover.” A Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If a Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights tables at the end of this prospectus show each Portfolio's portfolio turnover rate during the past fiscal years.
In response to adverse market conditions or when restructuring a Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.
High Yield Bond Portfolio
The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can't guarantee success and, it is possible that you could lose money.
We invest primarily in high-yield/high risk debt investments, which are often referred to as high-yield bonds or “junk bonds.” High-yield bonds and junk bonds are riskier than higher rated bonds. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in medium to lower rated debt investments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.
Lower rated and comparable unrated investments tend to offer better yields than higher rated investments with the same maturities because the issuer's financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated investments tend to occur more frequently and in a more pronounced manner than for issuers of higher rated investments.
The Portfolio may invest up to 20% of its total assets in US dollar-denominated securities of foreign issuers.
The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:
■	Common stock, debt securities, convertible debt and preferred stock.
■	Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.
■	Asset-backed securities.
■	CDOs and other credit-related asset-backed securities. No more than 5% of the Portfolio's assets may be invested in CDOs.
■	Alternative investment strategies—including derivatives—to try and improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
■	Purchase securities on a when-issued or delayed delivery basis.

■	PIK bonds.
■	Short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.
■	Credit-linked securities, which may be linked to one or more underlying credit default swaps.
■	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC.
■	We may also invest in reverse repurchase agreements and dollar rolls. The Portfolio may invest up to 30% of its assets in these instruments.
■	Illiquid securities.
Under normal circumstances, the Portfolio may invest in money market instruments.
The Portfolio is managed by PIM.
Jennison Portfolio
The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.
We normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects.
We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often a company we choose has a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.
In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).
The Portfolio may also invest in obligations issued or guaranteed by the US Government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider ADRs and similar receipts or shares traded in US markets as foreign securities.
The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:
■	Alternative investment strategies—including derivatives—to try and improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options
■	Forward foreign currency exchange contracts.
■	Purchase securities on a when-issued or delayed delivery basis.
■	Short sales against-the-box.
■	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC.
■	Equity and/or debt securities issued by REITs.
■	Illiquid securities.
The Portfolio is managed by Jennison.

Jennison 20/20 Focus Portfolio
The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve this objective, we can't guarantee success, and it is possible that you could lose money.
The Portfolio provides a dual perspective on the equity market by combining value and growth investment styles in one concentrated portfolio of approximately 20 value stocks and approximately 20 growth stocks that the two portfolio managers identify as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in companies valued at a discount to their true worth, as defined by the value of their earnings, free cash flow, assets, private market value, or some combination of these factors, that also possess identifiable catalysts which can help unlock their intrinsic value. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate, and appropriate valuations. Due to the Portfolio's concentrated nature, an investment in this Portfolio may be riskier than an investment in a more widely diversified fund. Typically, the Portfolio will be investing in approximately 40 securities (which may temporarily range up to 45 securities). The portfolio managers recognize that prudent stock selection in this concentrated portfolio is especially important. The portfolio managers purchase stocks in which they have a high level of conviction for outperformance in the intermediate and long term with limited downside potential in the short term. The Portfolio aims to be fully invested, under normal market conditions, but may accumulate cash and other short-term investments in such amounts and for such temporary periods of time as market conditions dictate.
Normally, the Portfolio will invest at least 80% of its total assets in equity and equity-related securities such as common stocks, preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other non-corporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio's total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the US Government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio's total assets may be invested in foreign securities. For these purposes, we do not consider ADRs and similar receipts or shares traded in US markets as foreign securities.
The Portfolio may, on a temporary basis, hold up to 45 securities, as circumstances warrant. Such circumstances may include situations where it is determined that the price and/or liquidity to support the sale of a security held by the Portfolio is not currently available.
The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:
■	Equity and/or debt securities issued by REITs.
■	Alternative investment strategies—including derivatives—to try and improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
■	Purchase or sell securities on a when-issued or delayed delivery basis.
■	Short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio's net assets for short sales against-the-box.
■	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC.
■	Illiquid securities.
The Portfolio is managed by Jennison.

Small Capitalization Stock Portfolio
The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.
We attempt to achieve the investment results of the Standard & Poor's Small Capitalization 600 Stock Index (S&P SmallCap 600 Index), a market-weighted index which consists of 600 smaller capitalization US stocks. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Because the holdings and weightings that comprise the Portfolio’s assets are generally based on that of the benchmark S&P SmallCap 600 Index, , the Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks.
The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time. As of February 27, 2015, the S&P SmallCap 600 Index stocks had an average market capitalization of $1.26 billion and the largest company by market capitalization had a capitalization of $3.90 billion. They are selected for market size, liquidity and industry group. The S&P SmallCap 600 Index has above-average risk and may fluctuate more than the S&P 500 Index.
The Portfolio may also hold cash or cash equivalents, in which case its performance will differ from that of the Index.
We attempt to minimize these differences by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.
We may also use alternative investment strategies including derivatives to try to improve the Portfolio's returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.
The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:
■	Alternative investment strategies—including derivatives—to try and improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
■	Purchase and sell ETFs.
■	Purchase securities on a when-issued or delayed delivery basis.
■	Short sales and short sales against-the-box. No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.
■	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC.
■	Equity and/or debt securities issued by REITs.
■	Illiquid securities.
The Portfolio is managed by QMA.
A stock's inclusion in the S&P SmallCap 600 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the Portfolio. “Standard & Poor's,” “Standard & Poor's Small Capitalization Stock Index” and “Standard & Poor's SmallCap 600” are trademarks of McGraw Hill.

Stock Index Portfolio
The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.
To achieve our objective, we use the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). We aim to hold the same security composition as the S&P 500 Index, with the exception of Prudential Financial, Inc. stock. Under normal conditions, we attempt to invest in all 500 companies represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor's 500 Composite Stock Price Index. The S&P 500 Index is a market-weighted index, which represents more than 70% of the market value of all publicly-traded common stocks.
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in S&P 500 Index stocks. We will attempt to remain as fully invested in the S& P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.
To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio's performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.
We may also use alternative investment strategies including derivatives to try to improve the Portfolio's returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.
The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:
■	Alternative investment strategies—including derivatives—to try and improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
■	Purchase and sell ETFs.
■	Purchase securities on a when-issued or delayed delivery basis.
■	Short sales and short sales against-the-box. No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.
■	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC.
■	Equity and/or debt securities issued by REITs.
■	Illiquid securities.
The Portfolio is managed by QMA.
A stock's inclusion in the S&P 500 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. “Standard & Poor's,” “Standard & Poor's 500” and “500” are trademarks of McGraw Hill.
Value Portfolio
The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities, with an emphasis on securities of large capitalization companies. The Portfolio defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index. As of January 31, 2015, the Russell 1000® Value Index had a weighted average market capitalization of $106.3 billion, and the largest company by market capitalization was $375.4 billion.
We invest in companies we believe are being valued at a discount to their intrinsic value, as defined by the value of their earnings, free cash flow, the value of their assets, their private market value, or some combination of these factors. We determine worth utilizing fundamental research. The firm's proprietary fundamental research has, and will continue to be, the primary source of our success. In addition to attractive valuation, an ideal value stock may include: below “normal,” but improving, operations; strong franchises with low embedded expectations; presence of hidden assets; special situations (such as takeover arbitrage or other event driven investments); and a collection of catalysts that should propel the stock price higher and limited or no warning signs that could signal value traps. We also buy equity-related securities—like bonds, corporate notes and preferred stock—that can be converted into a company's common stock, the cash value of common stock or some other equity security.
The following four factors generally will lead the value team to eliminate a holding or reduce the weight of the position in the portfolios: (1) the balance between the team's estimate of a stock's upside and downside becomes neutral or unfavorable (stated differently, the stock's valuation is realized or exceeded); (2) a more attractive portfolio candidate emerges; (3) our investment thesis is invalidated by subsequent events; or (4) a company trades below our downside price target.
Up to 35% of the Portfolio's total assets may be invested in debt obligations and non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody's or S&P. We may also invest in obligations rated as low as CC by S&P or Ca by Moody's. These securities are considered speculative and are often referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.
Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider ADRs and similar receipts or shares traded in US markets as foreign securities.
Up to 25% of the Portfolio's total assets may be invested in securities issued by REITs.
The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:
■	Alternative investment strategies—including derivatives—to try and improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
■	Purchase and sell exchange traded funds and foreign currencies.
■	Forward foreign currency exchange contracts.
■	Purchase securities on a when-issued or delayed delivery basis.
■	Short sales and short sales against-the-box.
■	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC.
■	Equity and/or debt securities issued by REITs.
■	Illiquid securities.
Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments.
The Portfolio is managed by Jennison.

SP Prudential U.S. Emerging Growth Portfolio
The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve its objective, we can't guarantee success, and it is possible that you could lose money.
In deciding which equities to buy, the Portfolio uses what is known as a growth investment style. This means the Portfolio invests in companies that it believes could experience superior sales or earnings growth. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities of small and medium-sized US companies with the potential for above-average growth. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.
The Portfolio generally defines small and medium-sized companies to be those companies with market capitalizations within the market capitalization range of the Russell Midcap® Growth Index (measured as of the time of purchase). As of January 31, 2015, the weighted average market capitalization of the Russell Midcap® Growth Index was approximately $13.9 billion and the largest company by capitalization had a market capitalization of $35.2 billion.
In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include ADRs; common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; REITs; and similar securities.
The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company's common stock, the cash value of common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.
The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio's total returns. As the Portfolio's assets grow, the impact of IPO investments will decline, which may reduce the Portfolio's total returns.
The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.
The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group (S&P), respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.
The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

■	Alternative investment strategies—including derivatives—to try and improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
■	Repurchase agreements.
■	Foreign currency forward contracts.
■	Securities issued by agencies of the US Government or instrumentalities of the US Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.
■	Mortgage-related securities, including those which represent undivided ownership interests in pools of mortgages. The US Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio's shares.
■	Illiquid securities.
The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets.
The Portfolio is managed by Jennison.
SP Small-Cap Value Portfolio
The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.
The Portfolio normally invests at least 80% of its investable assets in the equity securities of small capitalization companies. The Portfolio will not change this policy unless it provides 60 days written prior notice to contract owners. The Portfolio generally defines small capitalization companies as those with market capitalizations within the market range of the Russell 2000 Value Index (measured as of the time of purchase). As of January 31, 2015, the weighted average market capitalization of the Russell 2000 Value Index was approximately $1.7 billion, and the largest company measured by market capitalization had a capitalization of $5 billion. The Portfolio may invest up to 25% of its assets in foreign securities. Securities of companies whose market capitalizations no longer meet the definition of small capitalization companies after purchase by the Portfolio may still be considered to be small capitalization companies for purposes of the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. In deciding which stocks to buy, each subadviser uses what is known as a value investment style.
GSAM seeks to identify:
■	Well-positioned businesses that have: (i) attractive returns on capital; (ii) sustainable earnings and cash flow; (iii) strong company management focused on long-term returns to shareholders
■	Attractive valuation opportunities where: (i) the intrinsic value of the business is not reflected in the stock price.
Price and Prospects.
All successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Since most value managers tend to focus almost exclusively on price, they often underestimate the importance of prospects. GSAM believes a company's prospective ability to generate high cash flow and returns on capital will strongly influence investment success.

Uncertainty creates opportunity.
Some stock price declines truly reflect a permanently disadvantaged business model. These stocks are the “value traps” that mire price-oriented investors. Other stock price declines merely reflect near-term market volatility. Through GSAM's proprietary research and strong valuation discipline, it seeks to purchase well-positioned, cash generating businesses run by shareholder-oriented managements at a price low enough to provide a healthy margin of safety.
Avoiding “value traps.”
GSAM believes the key to successful investing in the small cap value space is to avoid the “losers” or “value traps.” Academic studies have shown that small cap value has historically outperformed other asset classes, but with higher volatility and less liquidity. By focusing on stock selection within sectors and avoiding the “losers,” GSAM believes that it can participate in the long-term performance of small cap value with much less risk than other managers.
ClearBridge emphasizes individual security selection while spreading the Portfolio's investments among industries and sectors. ClearBridge uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. ClearBridge uses quantitative parameters to select a universe of smaller capitalized companies that fit the Portfolio's general investment criteria. In selecting individual securities from within this range, ClearBridge looks for “value” attributes, such as: (i) low stock price relative to earnings, book value and cash flow and (ii) high return on invested capital. ClearBridge also uses quantitative methods to identify catalysts and trends that might influence the Portfolio's industry or sector focus, or ClearBridge's individual security selection.
Under normal conditions, there will be an approximately equal division of the Portfolio's assets between the subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the subadvisers as PI deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, PI may allocate assets from the portfolio segment that has appreciated more than the other.
The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:
■	Alternative investment strategies—including derivatives—to try and improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
■	Purchase securities on a when-issued or delayed delivery basis.
■	Forward foreign currency exchange contracts.
■	Repurchase agreements.
■	Equity and/or debt securities of REITs.
■	Private Investments in Public Equity “PIPES.”
■	Illiquid securities.
The Portfolio is managed by Goldman Sachs Asset Management, L.P. (GSAM) and ClearBridge Investments, LLC (ClearBridge). As of March 23, 2015, GSAM managed approximately 58% and ClearBridge managed approximately 42% of the Portfolio's assets.

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
Additional Investments & Strategies
As indicated above, a Portfolio may invest in the following types of securities and/or use the following investment strategies to increase returns or protect Portfolio assets if market conditions warrant.
American Depositary Receipts (ADRs)—Certificates representing the right to receive foreign securities that have been deposited with a US bank or a foreign branch of a US bank.
Asset-Backed Securities—An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.
Collateralized Debt Obligations (CDOs)—A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.
Collateralized Loan Obligations (CLOs)—This type of asset-backed security is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, as well as loans rated below investment grade or equivalent unrated loans. The risks of an investment in a CLO depend largely on the quality of the underlying loans and may be characterized by the Portfolio as illiquid securities.
Convertible Debt and Convertible Preferred Stock—A convertible security is a security—for example, a bond or preferred stock—that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer—through their conversion mechanism—the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.
Credit Default Swaps—In a credit default swap, a Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.
Credit-Linked Securities—Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. A Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.
Depositary Receipts—A Portfolio may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (GDRs) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into or for which they may be converted or exchanged.
Derivatives—A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. A Portfolio may use derivatives to try to reduce risk or to increase return consistent with the Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives used may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.
Dollar Rolls—Dollar rolls involve the sale by a Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar—but not necessarily the same—security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.
Energy Companies—Companies that are involved in oil or gas exploration, production, refining or marketing, or any combination of the above are greatly affected by the prices and supplies of raw materials such as oil or gas. The earnings and dividends of energy companies can fluctuate significantly as a result of international economics, politics and regulation.
Equity Swaps—In an equity swap, a Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.
Event-Linked Bonds—Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose a Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.
Exchange Traded Funds—An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers'' (which are tied to large decreases in stock prices) halts stock trading generally.
Financial Services Companies—Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.
Foreign Currency Forward Contracts—A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to ”lock-in“ the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an ”offsetting“ contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.
Futures Contracts—A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the ”initial margin.“ Every day during the futures contract, either the buyer or the futures commission merchant will make payments of ”variation margin.“ In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.
Global Depositary Receipts (GDRs)—GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign securities and are usually denominated in foreign currencies. They may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets. Investments in GDRs involve certain risks unique to foreign investments. These risks are set forth in the section entitled “Foreign and Emerging Markets Risk” above.
Healthcare Technology Companies—These companies will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. In addition, this industry is characterized by competition and rapid technological developments that may make a company’s products or services obsolete in a short period of time.
Illiquid Securities—An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Portfolio's net asset value. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 5% of its net assets in illiquid securities. Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of the Portfolios. Those securities are not subject to the 15% and 5% limits. The 15% and 5% limits are applied as of the date the Portfolio purchases an illiquid security. In the event the market value of a Portfolio's illiquid securities exceeds the 15% or 5% limits due to an increase in the aggregate value of its illiquid securities and/or a decline in the aggregate value of its other securities, the Portfolio: (i) will not purchase additional illiquid securities and (ii) will consider taking other appropriate steps to maintain adequate liquidity, including, without limitation, reducing its holdings of illiquid securities in an orderly fashion.

Inflation-Indexed Securities—Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors, such as a Portfolio, do not receive their principal until maturity.
Interest Rate Swaps—In an interest rate swap, a Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. See also “Swaps” defined below.
Joint Repurchase Account—In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.
Loans and Assignments—Loans are privately negotiated between a corporate borrower and one or more financial institutions. A Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that a Portfolio sells the loan.
In assignments, a Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.
Master Limited Partnerships (MLPs)—MLP investments may include, but are not limited to: MLPs structured as LPs or LLCs; MLPs that are taxed as “C” corporations; I-Units issued by MLP affiliates; parent companies of MLPs; shares of companies owning MLP general partnership interests and other securities representing indirect beneficial ownership interests in MLP common units; “C” corporations that hold significant interests in MLPs; and other equity and fixed income securities and derivative instruments, including pooled investment vehicles and ETPs, that provide exposure to MLP investments. MLPs generally own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy related equipment or services. A Portfolio’s MLP investments may be of any capitalization size.
Mortgage-Related Securities—Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The Portfolios may invest in mortgage-related securities issued and guaranteed by the US Government or its agencies and mortgage-backed securities issued by government sponsored enterprises such as Fannie Mae, Ginnie Mae and debt securities issued by Freddie Macs that are not backed by the full faith and credit of the United States. The Portfolios may also invest in private mortgage-related securities that are not guaranteed by US Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default. The Portfolios may invest in mortgage-related securities that are backed by a pool or pools of loans that are originated and/or serviced by an entity affiliated with the Manager or Subadviser.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, US Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.
Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by US Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.
Non-Voting Depositary Receipts (NVDRs)—NVDRs are listed securities on the Stock Exchange of Thailand through which investors receive the same financial benefits as those who invest directly in a company’s ordinary shares; however, unlike ordinary shareholders, NVDR holders cannot be involved in company decision-making. NVDRs are designed for use in the Thailand securities market. Investments in NVDRs involve certain risks unique to foreign investments. These risks are set forth in the section entitled “Foreign and Emerging Markets Risk” above.
Options—A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified “multiplier.” Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.
Participation Notes (P-Notes)—P-Notes are a type of equity-linked derivative which generally are traded over-the-counter. Even though a P-Note is intended to reflect the performance of the underlying equity securities, the performance of a P-Note will not replicate exactly the performance of the issuers or markets that the P-Note seeks to replicate due to transaction costs and other expenses. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities. In addition, P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the P-Notes will not fulfill its contractual obligation to complete the transaction with a Portfolio.
Prepayment—Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When a Portfolio reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Portfolio’s income, yield and its distributions to shareholders. Securities subject to prepayment may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates.
Private Investments in Public Equity (PIPEs)—A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and a Portfolio cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
Real Estate Investment Trusts (REITs)—A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.
Repurchase Agreements—In a repurchase transaction, a Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.
Reverse Repurchase Agreements—In a reverse repurchase transaction, a Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.
Short Sales—In a short sale, a Portfolio sells a security it does not own to take advantage of an anticipated decline in the stock's price. A Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results. A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.
Short Sales Against-the-Box—A short sale against the box involves selling a security that a Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.
Swap Options—A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.
Swaps—Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.
Temporary Defensive Investments—In response to adverse market, economic, or political conditions, a Portfolio may take a temporary defensive position and invest up to 100% of the Portfolio’s assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of the Portfolio’s assets in cash, cash equivalents or shares of affiliated money market or short-term bond funds. Investing heavily in these securities will limit the subadviser’s ability to achieve a Portfolio’s investment objectives, but can help to preserve the Portfolio’s assets during adverse economic environments. The use of temporary defensive investments may be inconsistent with a Portfolio’s investment objectives.
Total Return Swaps—In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.
Unrated Debt Securities—Unrated debt securities determined by the Manager to be of comparable quality to rated securities which a Portfolio may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.
Utilities Industry—Utility company equity securities, which are generally purchased for their dividend yield, historically have been sensitive to interest rate movements: when interest rates have risen, the stock prices of these companies have tended to fall. In some states, utility companies and their rates are regulated; other states have moved to deregulate such companies thereby causing non-regulated companies’ returns to generally be more volatile and more sensitive to changes in revenue and earnings. Certain utilities companies face risks associated with the operation of nuclear facilities for electric generation, including, among other considerations, litigation, the problems associated with the use of radioactive materials and the effects of natural or man-made disasters. In general, all utility companies may face additional regulation and litigation regarding their power plant operations; increased costs from new or greater regulation of these operations; the need to purchase expensive emissions control equipment or new operations due to regulations, and the availability and cost of fuel, all of which may lower their earnings.
When-Issued and Delayed Delivery Securities—With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.
Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If a Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).
The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 5% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 5% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.
We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI.

PRINCIPAL RISKS
The risks identified below are the principal risks of investing in the Portfolios. The Summary section for each Portfolio lists the principal risks applicable to that Portfolio. This section provides more detailed information about each risk.
All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans on residential and/or commercial real estate. Asset-backed and mortgage-backed securities are subject to interest rate risk, credit risk and liquidity risk, which are further described under Fixed Income Securities Risk.
Asset-backed and mortgage-backed securities may also be subject to prepayment and extension risks. In a period of declining interest rates, borrowers may repay principal on mortgages or other loan obligations underlying a security more quickly than anticipated, which may require a Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates (prepayment risk). In a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent a Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates (extension risk). The more a Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates, which may result in lower than anticipated yield-to-maturity and expected returns as well as reduced market value of such securities.
The risks associated with investments in asset-backed and mortgage-backed securities, particularly credit risk, are heightened in connection with investments in loans to “subprime” borrowers or borrowers with blemished credit histories. Some mortgage-backed securities receive government or private support, but there is no assurance that such support will remain in place.
Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Moreover, securities backed by mortgages issued by private, non-government issuers may experience higher rates of default on the underlying mortgages than government issued mortgages because private issuer mortgage loans often do not meet the underwriting standards of government-issued mortgages. Private issuer mortgage-backed securities may include loans on commercial or residential properties.
A Portfolio may invest in securities issued or guaranteed by the US government or its agencies and instrumentalities, such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac). Unlike Ginnie Mae securities, securities issued or guaranteed by US government-related organizations such as Fannie Mae or Freddie Mac are not backed by the full faith and credit of the US government, and no assurance can be given that the US government would provide financial support to such securities.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, and currency exchange rates. Derivatives in which the Portfolios may invest include exchange-traded instruments as well as privately negotiated instruments, also called over-the-counter instruments. Examples of derivatives include options, futures, forward agreements, interest rate swap agreements, credit default swap agreements, and credit-linked securities. A Portfolio may, but is not required to, use derivatives to earn income or enhance returns, manage or adjust its risk profile, replace more traditional direct investments, or obtain exposure to certain markets. The use of derivatives to seek to earn income or enhance returns may be considered speculative.

The use of derivatives involves a variety of risks and costs that are different from, or possibly greater than, investing directly in traditional equity and debt securities, including:
■	Counterparty credit risk. There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Portfolio. This risk is especially important in the context of privately negotiated instruments. For example, a Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.
■	Leverage risk. Certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage. Leverage can result in losses to a Portfolio that exceed the amount the Portfolio originally invested. To mitigate leverage risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
■	Liquidity and valuation risk. Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately negotiated instruments may be difficult to terminate, and from time to time, a Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately negotiated instruments, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards).
■	Hedging risk. Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with its other portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains or magnify losses if the market moves in a manner different from that anticipated by the Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged, to the extent expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced and in fact may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Portfolio is not required to use hedging and may choose not to do so.
■	Commodity risk. A commodity-linked derivative instrument is a financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other things, overall market movements or fluctuations, such as demand, supply disruptions and speculation, and changes in interest and exchange rates. Commodity-linked derivative instruments may be more volatile than investments in traditional equity and debt securities.
Equity Securities Risk. There is a risk that the value of a particular stock or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which a Portfolio invests could go down. A Portfolio’s holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Such events may result in losses to a Portfolio. Preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets, but does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include the risk of losses attributable to adverse changes in interest rates, broader market conditions and the financial condition of the stock’s issuer.
Expense Risk. Your actual cost of investing in a Portfolio may be higher than the expenses shown in “Annual Portfolio Operating Expenses” for a variety of reasons. For example, portfolio operating expense ratios may be higher than those shown if a Portfolio’s average net assets decrease, fee waivers or expense limitations change, or the Portfolio incurs more expenses than expected.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.

■	Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which a Portfolio is subject. Information on the ratings issued to debt securities by certain credit rating agencies is included in Appendix I to the Statement of Additional Information (SAI). Not all securities are rated. In the event that the relevant credit rating agencies assign different ratings to the same security, a Portfolio’s subadviser may determine which rating it believes best reflects the security’s quality and risk at that time. Some but not all US government securities are insured or guaranteed by the US government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for US government securities than for other investment-grade securities, the return may be lower.
■	Liquidity risk. Liquidity risk is the risk that a Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all.
■	Interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Certain securities acquired by a Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation. A Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates. Changes in government policies, such as raising the federal funds rate and/or revising “quantitative easing” measures aimed at stimulating the economy, may increase interest rates which are currently at or near historical lows.
Focus Risk. To the extent that a Portfolio focuses its investments in particular countries, regions, industries, sectors, or types of investments from time to time, the Portfolio may be subject to greater risks of adverse developments in such areas of focus than a portfolio that invests in a wider variety of countries, regions, industries, sectors, or investments. As a result, a Portfolio may accumulate larger positions in such countries, regions, industries, sectors, or types of investments and its performance may be tied more directly to the success or failure of a smaller group of related portfolio holdings than a portfolio that invests more broadly.
Foreign Investment Risk. Investment in foreign securities generally involve more risk than investing in securities of US issuers. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts.
Foreign investment risk includes the following risks:
■	Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the US and non-US governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. If a foreign currency grows weaker relative to the US dollar, the value of securities denominated in that foreign currency generally decreases in terms of US dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. A Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases a Portfolio may be exposed to losses that are greater than the amount originally invested. For most emerging market currencies, suitable hedging instruments may not be available.
■	Emerging market risk. Countries in emerging markets (e.g., South America, Eastern and Central Europe, Africa and the Pacific Basin countries) may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid than investments in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. Emerging markets may also have increased risks associated with clearance and settlement. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses for a Portfolio.
■	Foreign market risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the US, which may result in lower recoveries for investors.
■	Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the US.
■	Liquidity and valuation risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a function of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US markets. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches an estimate of its value.
■	Political risk. Political developments may adversely affect the value of a Portfolio’s foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. In addition, a Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of a foreign corporation’s assets, imposition of currency exchange controls, or restrictions on the repatriation of non-US currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. These risks are heightened in all respects with respect to investments in foreign securities issued by foreign corporations and governments located in developing countries or emerging markets.
■	Regulatory risk. Some foreign governments regulate their exchanges less stringently than the US, and the rights of shareholders may not be as firmly established as in the US. In general, less information is publicly available about foreign corporations than about US companies.
■	Taxation risk. Many foreign markets are not as open to foreign investors as US markets. A Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.
High-Yield Risk. Investments in high-yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.
Index Tracking Risk. Although a Portfolio may seek to track the performance and/or holdings and weightings of an index as closely as possible (i.e., achieve a high degree of correlation with the index), the Portfolio’s return and/or holdings may not match or achieve a high degree of correlation with the returns and/or holdings of the index because of operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies.

Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently and shift into and out of favor depending on market and economic conditions and investor sentiment, and tend to go through cycles of performing better—or worse—than other segments of the stock market or the overall stock market. As a result, a Portfolio’s performance may at times be worse than the performance of other portfolios that employ different investment styles.
Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, share prices may decline significantly, even if earnings do increase. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing a Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges, including changes to technology or consumer tastes, and may grow more slowly than smaller companies, especially during market cycles corresponding to periods of economic expansion. Market capitalizations of companies change over time.
Leverage Risk. Leverage is the investment of borrowed cash. When using leverage, a Portfolio receives any profit or loss on the amount borrowed and invested, but remains obligated to repay the amount borrowed plus interest. The effect of using leverage is to amplify a Portfolio’s gains and losses in comparison to the amount of a Portfolio’s assets (that is, assets other than borrowed assets) at risk, thus causing the Portfolio to be more volatile. Certain transactions may give rise to a form of leverage. Examples of such transactions include borrowing, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. To mitigate leverage risk, a Portfolio may segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
Liquidity and Valuation Risk. From time to time, a Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. In those cases, a Portfolio may have difficulty determining the values of those securities for the purpose of determining a Portfolio’s net asset value. A Portfolio also may have difficulty disposing of those securities at the values determined by the Portfolio for the purpose of determining the Portfolio’s net asset value, especially during periods of significant net redemptions of Portfolio shares. For example, private equity investments and private real estate-related investments are generally considered illiquid and generally cannot be readily sold. As a result, private real estate-related investments owned by a Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the price a Portfolio would receive upon the sale of the investment.
Portfolios with principal investment strategies that involve foreign securities, private placement investments, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity and valuation risk.
Market and Management Risk. Market risk is the risk that the markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Management risk is the risk that the investment strategy or PI or a subadviser will not work as intended. All decisions by PI or a subadviser require judgment and are based on imperfect information. In addition, Portfolios managed using an investment model are subject to the risk that the investment model may not perform as expected.
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because a Portfolio may invest of portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a Portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.
Non-Diversification Risk. A Portfolio is considered “diversified” if, with respect to 75 percent of its total assets, it invests no more than 5 percent of its total assets in the securities of one issuer, and its investments in such issuer represent no more than 10 percent of that issuer’s outstanding voting securities. To the extent that a Portfolio is not diversified, there is a risk that the Portfolio may be adversely affected by the performance of relatively few securities or the securities of a single issuer. A non-diversified Portfolio is therefore more exposed to losses caused by a smaller group of portfolio holdings than a diversified portfolio.
Real Estate Risk. Investments in REITs and real estate-linked derivative instruments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property and, as a result, may be more exposed to events that adversely affect such properties or areas than REITs that invest more broadly.
Recent Events Risk. The ongoing financial and debt crises have caused increased volatility and significant declines in the value and liquidity of many securities in US and foreign financial markets. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. In response to these crises, the US and other governments, and their agencies and instrumentalities such as the Federal Reserve and certain foreign central banks, have taken steps to support financial markets. The reduction or withdrawal of these measures could negatively affect the overall economy and/or the value and liquidity of certain securities. In addition, the impact of legislation enacted in the United States calling for reform of many aspects of financial regulation, and the corresponding regulatory changes on the markets and the practical implications for market participants, may not be known for some time.
Regulatory Risk. Each Portfolio is subject to a variety of laws and regulations which govern its operations. Each Portfolio is subject to regulation by the SEC, and certain Portfolios are subject to regulation by the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which a Portfolio invests are also subject to considerable regulation. These laws and regulations are subject to change. A change in laws and regulations may materially impact a Portfolio, a security, business, sector or market. For example, a change in laws or regulations made by the government or a regulatory body may impact the ability of a Portfolio to achieve its investment objective, or may impact a Portfolio’s investment policies and/or strategies, or may reduce the attractiveness of an investment.
Small and Medium Sized Company Risk. The shares of small and medium sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price of these securities and on a Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller and medium sized companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small sized technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.
Small Sized Company Risk. The shares of small sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price of these securities and on a Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small sized technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.
US Government Securities Risk. US Treasury obligations are backed by the “full faith and credit” of the US Government. Securities issued or guaranteed by federal agencies or authorities and US Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the US Government. These securities may be supported by the ability to borrow from the US Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the US Treasury.

HOW THE TRUST IS MANAGED
Board of Trustees
The Board of Trustees oversees the actions of Prudential Investments LLC (PI or the Manager), the subadvisers and the distributor and decides on general policies. The Board also oversees the Trust's officers who conduct and supervise the daily business operations of the Trust.
Investment Manager
PI, a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Trust. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2014, PI served as the investment manager to all of the Prudential US and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $251.6 billion.
The Trust uses a “manager-of-managers” structure. Under this structure, PI selects (with approval of the Trust's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without prior notice and without board or shareholder approval. Any such changes will be reflected in the next annual update to the prospectus. The Trust will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement. The Trust has obtained an exemption from the SEC that permits PI, subject to approval by the Board, to change subadvisers for a Portfolio by: (i) entering into new subadvisory agreements with non-affiliated subadvisers, without obtaining shareholder approval of such changes and (ii) entering into new subadvisory agreements with affiliated subadvisers with shareholder approval of such changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the subadvisers by PI and the Board.
PI and the Trust recently received an exemptive order from the SEC that would extend the relief granted with respect to non-affiliated subadvisers to wholly owned subadvisers that are affiliates of PI. Although the SEC has granted the order, the Trust and PI may not rely on the order without shareholder approval.
A discussion regarding the basis for the Board's approval of the Trust's investment management and subadvisory agreements is available in the Trust's semi-annual report (for agreements approved during the six-month period ended June 30), and in the Trust's annual report (for agreements approved during the six-month period ended December 31).
INVESTMENT MANAGEMENT FEES
Set forth below are the total effective annualized investment management fees paid (as a percentage of average net assets) by each Portfolio of the Trust to PI during 2014:
High Yield Bond	.55%

Jennison	.60%

Jennison 20/20 Focus	.75%

Small Capitalization Stock	.35%

Stock Index	.30%

Value	.38%

SP Prudential U.S. Emerging Growth	.60%

SP Small-Cap Value	.89%
Notes to Investment Management Fees Table:

PI has contractually agreed to waive 0.05% of its investment management fee with respect to the Small Capitalization Stock Portfolio through June 30, 2016. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2016 without the approval of the Trust’s Board of Trustees.
PI has contractually agreed to waive 0.05% of its investment management fee with respect to the Stock Index Portfolio through June 30, 2016. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2016 without the approval of the Trust’s Board of Trustees.
PI has contractually agreed to waive 0.008% of its investment management fee with respect to the SP Small Cap Value Portfolio through June 30, 2016. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2016 without the approval of the Trust’s Board of Trustees.

INVESTMENT SUBADVISERS
Each Portfolio of the Trust has one more investment subadvisers providing the day-to-day investment management of the Portfolio. PI pays each investment subadviser out of the fee that PI receives from the Trust. Descriptions of each investment subadviser are set out below:
Jennison Associates LLC (Jennison) is organized under the laws of Delaware as single member limited liability company whose sole member is Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2014 Jennison managed in excess of $184 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.
Prudential Investment Management, Inc. (PIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PIM was formed in June 1984 and was registered with the SEC as an investment adviser in December 1984. The Fixed Income unit of PIM (Prudential Fixed Income) is the principal public fixed income asset management unit of PIM and is responsible for the management of the Portfolio. As of December 31, 2014 PIM had approximately $934 billion in assets under management. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.
Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of PIM. QMA manages equity and balanced portfolios for institutional and retail clients. As of December 31, 2014, QMA managed approximately $113.1 billion in assets, including approximately $46 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers. QMA's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.
Goldman Sachs Asset Management, L.P. (GSAM) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. As of December 31, 2014, GSAM, including its investment advisory affiliates, had assets under supervision (AUS) of $1,023.92 billion. AUS includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sach's address is 200 West Street, New York, New York 10282-2198.

Portfolio Managers
Information about the portfolio managers responsible for the day-to-day management of the Portfolios is set forth below.
In addition to the information set forth below, the SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the Trust's Portfolios.
High Yield Bond Portfolio
The Portfolio is managed by the High Yield Team at Prudential Fixed Income. The Team is co-headed by Paul Appleby and Robert Cignarella and also includes portfolio managers Michael Collins, Terence Wheat, Robert Spano, Ryan Kelly, Brian Clapp and Daniel Thorogood.
Paul Appleby, CFA, is a Managing Director and co-Head of Prudential Fixed Income's Leveraged Finance Team, which includes the US and European High Yield Bond and Bank Loan sector teams. Previously, he was Director of Credit Research and Chief Equity Strategist for Prudential Financial's proprietary portfolios. Mr. Appleby was also a high yield bond credit analyst and worked in Prudential Financial's private placement group. Before joining Prudential Financial in 1987, he was a strategic planner for Amerada Hess. Mr. Appleby received a BS in Economics from The Wharton School of the University of Pennsylvania and an MBA from the Sloan School at the Massachusetts Institute of Technology (MIT). He holds the Chartered Financial Analyst (CFA) designation.
Robert Cignarella, CFA, is a Managing Director and co-Head of Prudential Fixed Income's Leveraged Finance Team, which includes the US and European High Yield Bond and Bank Loan sector teams. Previously, Mr. Cignarella was a managing director and co-head of high yield and bank loans at Goldman Sachs Asset Management, and also held positions as high yield portfolio manager and high yield and investment grade credit analyst. Earlier, he was a financial analyst in the investment banking division of Salomon Brothers. Mr. Cignarella received an MBA from the University of Chicago, and a bachelor’s degree in operations research, and industrial engineering from Cornell University. He holds the Chartered Financial Analyst (CFA) designation.
Michael J. Collins, CFA, is a Managing Director and Senior Investment Officer for Prudential Fixed Income. He is also senior portfolio manager for Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist. He continues to work closely with the high yield team and other credit teams on portfolio strategy and construction. Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit.  Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer.  He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).
Terence Wheat, CFA, is Principal, global high yield portfolio manager and emerging markets corporate portfolio manager at Prudential Fixed Income. Previously, he was a high yield portfolio manager for Prudential Fixed Income's High Yield Team for six years. Mr. Wheat also spent 12 years as a credit analyst in Prudential Fixed Income's Credit Research Group, where he was responsible for the consumer products, gaming and leisure, retail, supermarkets, and textile/apparel industries. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential’s Financial Management Group. Mr. Wheat joined Prudential Financial in 1988. He received a BS in Accounting and an MBA from Rider University. Mr. Wheat holds the Chartered Financial Analyst (CFA) designation.
Robert Spano, CFA, CPA, is Principal and high yield portfolio manager for Prudential Fixed Income's High Yield Bond Team. Prior to assuming his current position in 2007, Mr. Spano was a high yield credit analyst for 10 years in Prudential Fixed Income's Credit Research Group , covering the health, lodging, consumer, gaming, restaurants, and chemical industries. Earlier, he worked as an investment analyst in the Project Finance Unit of Prudential Financial’s

private placement group. Mr. Spano also held positions in the internal audit and risk management units of Prudential Securities. He received a BS in Accounting from the University of Delaware and an MBA from New York University. Mr. Spano holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.
Ryan Kelly, CFA, is a Principal and a high yield portfolio manager for Prudential Fixed Income's High Yield Team. Prior to his current position, Mr. Kelly was a senior high yield credit analyst in Prudential Fixed Income's Credit Research Group, covering the automotive, energy, technology and finance sectors. Previously, Mr. Kelly was a senior high yield bond analyst at Muzinich & Company. Earlier, he was an investment banker at PNC Capital Markets/PNC Bank where he worked in the high yield bond, mergers and acquisition (M&A) and loan syndication groups. Mr. Kelly began his career in investment banking at Chase Manhattan Bank, working on project finance transactions and M&A advisory mandates for the electric power sector. He received a BA in Economics from Michigan State University and holds the Chartered Financial Analyst (CFA) designation.
Brian Clapp, CFA is a Principal and high yield portfolio manager for Prudential Fixed Income's High Yield Team. Previously, Mr. Clapp was a senior high yield credit analyst on Prudential Fixed Income’s Credit Research team. He joined Prudential Financial in 2006 from Muzinich & Co. While there, Mr. Clapp held several positions, including portfolio manager for a high yield bond based hedge fund, hedge fund credit analyst, and credit analyst covering the chemical, industrial, and transportation sectors. Earlier at Triton Partners, an institutional high yield fund manager, Mr. Clapp was a credit analyst covering the metals and mining, healthcare, homebuilding, building products and transportation sectors. He received a BS in Finance from Bryant College, and an MS in Computational Finance, and an MBA from Carnegie Mellon. Mr. Clapp holds the Chartered Financial Analyst (CFA) designation.
Daniel Thorogood, CFA, is Vice President for Prudential Fixed Income’s High Yield Team, responsible for portfolio strategy and managing high yield bond allocations in multi-sector portfolios. Prior to joining the High Yield Team, Mr. Thorogood was a member of Prudential Fixed Income’s Quantitative Research and Risk Management Group. Mr. Thorogood was the head of a team of portfolio analysts who support the firm's credit-related strategies, including investment grade corporate, high yield corporate, and emerging market debt sectors. The team was primarily responsible for performing detailed portfolio analysis relative to benchmarks, monitoring portfolio risk exposures, and analyzing performance through proprietary return attribution models. Prior to joining the Quantitative Research and Risk Management Group in 1996, Mr. Thorogood was Associate Manager in Prudential Fixed Income's Trade Support and Operations Unit. He received a BS in Finance from Florida State University and an MBA in Finance from Rutgers University. Mr. Thorogood holds the Chartered Financial Analyst (CFA) designation.
Jennison Portfolio
Michael A. Del Balso, Spiros “Sig” Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.
Michael A. Del Balso joined Jennison in 1972 and is a Managing Director of Jennison. He has been Director of Research for Growth Equity since 1994 and became portfolio manager in 1999. Mr. Del Balso came to Jennison after four years with White, Weld & Company, where he was a vice president, stockholder and followed growth companies with emphasis on the consumer area. Mr. Del Balso graduated from Yale University and received his MBA from Columbia University.
Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his BA from Princeton University.
Kathleen A. McCarragher joined Jennison in May 1998 and is a Director and Managing Director of Jennison. She was appointed Jennison's Head of Growth Equity in January 2003. Prior to joining Jennison, Ms. McCarragher spent six years with Weiss, Peck & Greer LLC where she was a Managing Director and the Director of Large Cap Growth Equities. In addition, Ms. McCarragher spent 10 years with State Street Research & Management, initially as a research analyst responsible for health care, transports, and financials and then as a portfolio manager and member of the investment committee. Ms. McCarragher graduated summa cum laude from the University of Wisconsin-Eau Claire with a BBA and received her MBA from Harvard Business School.
The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
Jennison 20/20 Focus Portfolio
Spiros “Sig” Segalas is the portfolio manager for the growth portion of the Portfolio, and Warren N. Koontz, Jr., CFA, is the portfolio manager for the value portion of the Portfolio. Mr. Segalas and Mr. Koontz have final authority over all aspects of the portion of the Portfolio's investment portfolio for which they are responsible, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.
Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his BA from Princeton University.
Warren N. Koontz, Jr., CFA, is a Managing Director, Portfolio Manager, and Head of Large- Cap Value Equity, including both diversified and concentrated strategies, for the firm. Warren joined Jennison in September 2014. Prior to joining Jennison, Warren was a portfolio manager at Loomis, Sayles & Company for diversified and concentrated value strategies. Prior to joining Loomis Sayles in 1995, Warren was a senior portfolio manager at Comerica Bank. He also worked for three years as chief investment officer for The Jeffrey Company, a private investment firm. He began his investment career in 1984 at the Public Employees’ Retirement System of Ohio as a securities analyst and later became an assistant investment officer. Warren earned Bachelor of Science in finance and Master of Business Administration degrees from The Ohio State University. He is also a Chartered Financial Analyst (CFA).
The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
Small Capitalization Stock Portfolio
QMA typically follows a team approach in the management of its portfolios.
John W. Moschberger, CFA, is a Managing Director for QMA. Mr. Moschberger manages both retail and institutional account portfolios benchmarked against the numerous domestic and international indices. He is also responsible for trading foreign and domestic equities, foreign exchange and derivative instruments. He previously worked as a Research Analyst with Prudential Equity Management Associates. Mr. Moschberger earned a BS in Finance from the University of Delaware and an MBA from Fairleigh Dickinson University and holds the Chartered Financial Analyst (CFA) designation.
Daniel Carlucci, CFA, is a Vice President and Portfolio Manager for QMA. Mr. Carlucci co-manages large-cap and small-cap core equity portfolios as well as the domestic and international index funds. He is also responsible for directing QMA's managed account strategies. Mr. Carlucci previously served as an Investment Analyst with QMA's value equity team, where he assisted with the management of quantitative large-cap institutional portfolios. He holds a BS in Finance and an MBA in Finance from Rutgers University and holds the Chartered Financial Analyst (CFA) designation.
Stock Index Portfolio
QMA typically follows a team approach in the management of its portfolios.

John W. Moschberger, CFA, is a Managing Director for QMA. Mr. Moschberger manages both retail and institutional account portfolios benchmarked against the numerous domestic and international indices. He is also responsible for trading foreign and domestic equities, foreign exchange and derivative instruments. He previously worked as a Research Analyst with Prudential Equity Management Associates. Mr. Moschberger earned a BS in Finance from the University of Delaware and an MBA from Fairleigh Dickinson University and holds the Chartered Financial Analyst (CFA) designation.
Daniel Carlucci, CFA, is a Vice President and Portfolio Manager for QMA. Mr. Carlucci co-manages large-cap and small-cap core equity portfolios as well as the domestic and international index funds. He is also responsible for directing QMA's managed account strategies. Mr. Carlucci previously served as an Investment Analyst with QMA's value equity team, where he assisted with the management of quantitative large-cap institutional portfolios. He holds a BS in Finance and an MBA in Finance from Rutgers University and holds the Chartered Financial Analyst (CFA) designation.
Value Portfolio
Warren N. Koontz, Jr., is the portfolio manager of the Portfolio and has final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.
Warren N. Koontz, Jr., CFA, is a Managing Director, Portfolio Manager, and Head of Large- Cap Value Equity, including both diversified and concentrated strategies, for the firm. Warren joined Jennison in September 2014. Prior to joining Jennison, Warren was a portfolio manager at Loomis, Sayles & Company for diversified and concentrated value strategies. Prior to joining Loomis Sayles in 1995, Warren was a senior portfolio manager at Comerica Bank. He also worked for three years as chief investment officer for The Jeffrey Company, a private investment firm. He began his investment career in 1984 at the Public Employees’ Retirement System of Ohio as a securities analyst and later became an assistant investment officer. Warren earned Bachelor of Science in finance and Master of Business Administration degrees from The Ohio State University. He is also a Chartered Financial Analyst (CFA).
The portfolio manager for the Portfolio is supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
SP Prudential U.S. Emerging Growth Portfolio
John P. Mullman, CFA and Jeffrey Rabinowitz, CFA, are the portfolio managers of the Portfolio and have final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.
John P. Mullman, CFA, is a Managing Director of Jennison, which he joined in August 2000. Mr. Mullman has been managing institutional small cap portfolios since 1996 and was named Portfolio Manager of the Prudential Jennison Small Company Fund in May 2000. He was also named Portfolio Manager for the Prudential Jennison Mid Cap Growth Fund in 2005. Barron’s magazine named Mr. Mullman one of the top 100 mutual fund managers in 2006, 2007, and 2008. Mr. Mullman joined Prudential in 1987 as an associate in the corporate finance group, where he originated a variety of private placement investments, including fixed rate debt securities, leveraged buyouts, ESOP (Employee Stock Ownership Plan) financings, and asset-backed investments. From 1991 to 1995, he served as a vice president in Prudential's financial restructuring group, managing a $500 million portfolio of privately placed debt and equity securities in financially troubled or over-leveraged companies. He received his BA from the College of the Holy Cross and his MBA from Yale University. He is a member of The New York Society of Security Analysts, Inc. and the CFA Institute.

Jeffrey Rabinowitz, CFA is a Managing Director of Jennison, which he joined in September 2014. From May 1999 until joining Jennison, Jeff was with Goldman Sachs, where he was a Portfolio Manager on the US Growth Equity Team as well as the lead Semiconductor and Communications Technology Analyst across all market capitalizations. Between 1994 and 1997, he was a Senior Software Engineer at Motorola. Jeff earned a Bachelor of Science degree in electrical engineering from Florida Atlantic University and an MBA in Finance from The Wharton School, University of Pennsylvania.
The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
SP Small-Cap Value Portfolio
GSAM employs a team-based approach to managing its portion of the Portfolio. The portfolio managers at GSAM primarily responsible for the day-to-day management of the Portfolio are Sally Pope Davis, Robert Crystal, and Sean Butkus.
Sally Pope Davis, Managing Director, Portfolio Manager. Sally is a portfolio manager for the US Value Equity Team, where she has broad research responsibilities and oversees the portfolio construction and investment research for the firm's Small Cap Value Strategy. Prior to joining Goldman Sachs Asset Management in 2001, Sally was a Relationship Manager for two years in Private Wealth Management. Previously, she was a sell-side Bank Analyst for ten years in the Goldman Sachs Investment Research Department. Before her experiences at Goldman Sachs, Sally spent two years as a Bank Analyst at Brown Brothers Harriman & Co. and six years at Chase Manhattan. Sally has 34 years of industry experience. She graduated Summa Cum Laude with a BS in Finance from the University of Connecticut and received her MBA from the University of Chicago Graduate School of Business.
Robert Crystal, Managing Director, Portfolio Manager. Rob is a portfolio manager on the US Value Equity Team, where he has broad research responsibilities and oversees the portfolio construction and investment research for the firm's Small Cap Value Strategy. Before joining Goldman Sachs Asset Management, Rob was a Director at Brant Point Capital Management LLC. Before that, he was a Vice President at Schroder Investment Management and Assistant Vice President at Wheat First Butcher Singer. Rob has 18 years of industry experience. He received his BA from the University of Richmond and his MBA from Vanderbilt University. Rob joined the Value Team in March of 2006.
Sean A. Butkus, Vice President, Portfolio Manager. Sean is a portfolio manager on the US Value Equity Team, where he has broad research responsibilities across the value strategies. Sean joined Goldman Sachs Asset Management in 2004. Previously, he worked on the Business Planning Team of the Investment Management Division at Goldman Sachs, providing analytical support and offering strategic advice to the division's management team. Before joining Goldman Sachs, he worked at Arthur Andersen LLP. Sean has 18 years of industry experience. He received a BS in Natural Science and Accounting from Muhlenberg College and an MBA in Finance from the Wharton School of Business at the University of Pennsylvania.

HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
PURCHASING SHARES OF THE PORTFOLIOS
Each Portfolio of the Trust offers Class I shares and certain Portfolios of the Trust also offer Class II shares. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.
The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II.
Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may not suspend the right to redeem shares or postpone the date of payment for a period of up to seven days except at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by a Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.
Redemption in Kind
The Trust may pay the redemption price to shareholders of record (generally, the insurance company separate accounts holding Trust shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Trust, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.
If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.
Frequent Purchases or Redemptions of Portfolio Shares
The Trust is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the PI funds). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.
Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Directors/Trustees of the PI funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because the Trust does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies. Therefore, Participating Insurance Companies, not the Trust, maintain the individual contract owner account records. Each Participating Insurance Company submits to the Trust's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Trust and its transfer agent do not monitor trading by individual contract owners.
Under the Trust's policies and procedures, the Trust has notified each Participating Insurance Company that the Trust expects the insurance company to impose restrictions on transfers by contract owners. The current Participating Insurance Companies are Prudential and two insurance companies not affiliated with Prudential. The Trust may add additional Participating Insurance Companies in the future. The Trust receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Trust monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Trust has entered shareholder information agreements with Participating Insurance Companies as required by Rule 22c-2 under the 1940 Act. Under these agreements, the Participating Insurance Companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Trust to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Trust as having engaged in transactions in Portfolio shares that violate the Trust's frequent trading policies and procedures. The Trust and its transfer agent also reserve the right to reject all or a portion of a purchase order from a Participating Insurance Company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.
The Trust also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under “Net Asset Value,” below.
Certain Portfolios and certain AST Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.
As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving “flat” returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to certain fixed-income portfolios. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like fixed-income portfolios.
The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Trust and the participating insurance companies to prevent such trading, there is no guarantee that the Trust or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Trust investors may be able to engage in frequent trading, and, if they do, the other Trust investors would bear any harm caused by that frequent trading. The Trust does not have any arrangements intended to permit trading in contravention of the policies described above.
For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.
Net Asset Value
Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Trust does not price, and shareholders will not be able to purchase or redeem, the Trust's shares on days when the NYSE is closed but the primary markets for the Trust's foreign securities are open, even though the value of these securities may have changed. Conversely, the Trust will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.
The securities held by each of the Trust's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Trust may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing commonly occurs with securities that are primarily traded outside of the US, because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.
The Trust may also use fair value pricing with respect to US traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of PI (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Trust's NAV, we will value the Trust's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Trust as of the close of the security's primary market.
Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share (The price of each share remains the same but you will have more shares when dividends are declared). Each business day, each Portfolio’s current NAV per share is transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Contracts.
To determine a Portfolio's NAV, its holdings are valued as follows:
Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.
A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.
Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a Subadviser, does not represent fair value.
Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a Subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).
Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.
Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.
Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than US dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.
Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Short-term debt securities held by the Portfolios, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
Short-term debt securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced Portfolio and Flexible Managed Portfolio are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Trust's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.
For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced Portfolio and Flexible Managed Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
DISTRIBUTOR. Prudential Investment Management Services LLC (PIMS) distributes the Trust's shares under a Distribution Agreement with the Trust. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777.
The Trust has adopted a distribution plan under Rule 12b-1 of the 1940 Act covering Class II shares (the Plan). Under the distribution plan adopted by the Trust for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

OTHER INFORMATION
Federal Income Taxes
Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).
Owners of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.
Monitoring for Possible Conflicts
The Trust sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Trust will monitor the situation and in the event that a material conflict did develop, the Trust would determine what action, if any, to take in response.
Disclosure of Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the SAI and on the Trust's website at www.prudential.com/variableinsuranceportfolios.
Payments to Affiliates
PI and its affiliates, including a subadviser or the distributor of the Portfolios may compensate affiliates of PI, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contracts, available options, and the Portfolios.
The amounts paid depend on the nature of the meetings, the number of meetings attended by PI, the subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PI's, subadviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributor and the amounts of such payments may vary between and among each adviser, subadviser and distributor depending on their respective participation.
With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuity contracts which offer the Portfolios as investment options.

FINANCIAL HIGHLIGHTS
INTRODUCTION
The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.
The financial highlights are derived from each Portfolio’s financial statements, which were audited by KPMG LLP, the Trust’s independent registered public accounting firm, whose reports thereon were unqualified. The Trust’s financial statements are included in the Trust’s annual report to shareholders, which is available upon request.

HIGH YIELD BOND PORTFOLIO
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.29	$5.26	$4.93	$5.06	$4.83
Income (Loss) From Investment Operations:
Net investment income	.32	.34	.35	.38	.42
Net realized and unrealized gain (loss) on investments	(.18)	.03	.34	(.13)	.23
Total from investment operations	.14	.37	.69	.25	.65
Less Distributions	(.32)	(.34)	(.36)	(.38)	(.42)
Net Asset Value, end of year	$5.11	$5.29	$5.26	$4.93	$5.06
Total Return(a)	2.71%	7.26%	14.43%	5.10%	14.05%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,245.9	$3,020.5	$2,841.8	$2,158.4	$2,141.2
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursements	.57%	.57%	.57%	.58%	.58%
Expenses before waivers and/or expense reimbursements	.57%	.57%	.57%	.58%	.58%
Net investment income	5.95%	6.34%	6.95%	7.53%	8.51%
Portfolio turnover rate	48%	54%	53%	68%	89%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.

JENNISON PORTFOLIO—Class I
	Year Ended December 31,
	2014	2013(a)	2012(a)	2011	2010(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$37.15	$26.98	$23.26	$23.26	$20.87
Income (Loss) From Investment Operations:
Net investment income	.06	.06	.11	.03	.06
Net realized and unrealized gain on investments	3.64	10.11	3.65	.04	2.42
Total from investment operations	3.70	10.17	3.76	.07	2.48
Less Distributions	—	—	(.04)	(.07)	(.09)
Net Asset Value, end of year	$40.85	$37.15	$26.98	$23.26	$23.26
Total Return(b)	9.96%	37.69%	16.18%	.30%	11.95%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,580.0	$1,551.9	$1,213.3	$1,126.3	$1,362.1
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.63%	.63%	.63%	.64%	.64%
Expenses before waivers and/or expense reimbursement	.63%	.63%	.63%	.64%	.64%
Net investment income	.15%	.18%	.42%	.16%	.29%
Portfolio turnover rate	34%	40%	45%	51%	67%

JENNISON PORTFOLIO—Class II
	Year Ended December 31,
	2014	2013(a)	2012(a)	2011	2010(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$36.33	$26.49	$22.89	$22.91	$20.55
Income (Loss) From Investment Operations:
Net investment income (loss)	(.10)	(.07)	—(d)	(.07)	(.02)
Net realized and unrealized gain on investments	3.57	9.91	3.60	.05	2.38
Total from investment operations	3.47	9.84	3.60	(.02)	2.36
Less Distributions	—	—	—	—	—(d)
Net Asset Value, end of year	$39.80	$36.33	$26.49	$22.89	$22.91
Total Return(b)	9.55%	37.15%	15.73%	(.09)%	11.50%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$43.7	$40.3	$33.6	$31.9	$33.2
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.03%	1.03%	1.03%	1.04%	1.04%
Expenses before waivers and/or expense reimbursement	1.03%	1.03%	1.03%	1.04%	1.04%
Net investment income (loss)	(.25)%	(.22)%	.02%	(.24)%	(.10)%
Portfolio turnover rate	34%	40%	45%	51%	67%
(a) Calculated based upon average shares outstanding during the year.
(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying portfolios in which the Portfolio invests.
(d) Less than $0.005 per share.

JENNISON 20/20 FOCUS PORTFOLIO—Class I
	Year Ended December 31,
	2014(c)	2013(c)	2012(c)	2011(c)	2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.69	$15.93	$14.89	$15.55	$14.42
Income (Loss) From Investment Operations:
Net investment income	.02	.09	.05	.04	.05
Net realized and unrealized gain (loss) on investments	1.45	4.67	1.55	(.69)	1.08
Total from investment operations	1.47	4.76	1.60	(.65)	1.13
Less Distributions	—	—	(.56)	(.01)	—
Net Asset Value, end of year	$22.16	$20.69	$15.93	$14.89	$15.55
Total Return(a)	7.10%	29.88%	11.04%	(4.17)%	7.84%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$67.2	$68.7	$59.1	$58.7	$66.8
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	.83%	.84%	.80%	.80%	.80%
Expenses before waivers and/or expense reimbursement	.83%	.84%	.80%	.80%	.80%
Net investment income	.08%	.46%	.32%	.24%	.36%
Portfolio turnover rate	97%	78%	75%	83%	112%

JENNISON 20/20 FOCUS PORTFOLIO—Class II
	Year Ended December 31,
	2014(c)	2013(c)	2012(c)	2011(c)	2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.14	$15.57	$14.62	$15.31	$14.25
Income (Loss) From Investment Operations:
Net investment income (loss)	(.07)	.01	(.03)	(.03)	(.01)
Net realized and unrealized gain (loss) on investments	1.42	4.56	1.54	(.66)	1.07
Total from investment operations	1.35	4.57	1.51	(.69)	1.06
Less Distributions	—	—	(.56)	—	—
Net Asset Value, end of year	$21.49	$20.14	$15.57	$14.62	$15.31
Total Return(a)	6.70%	29.35%	10.62%	(4.51)%	7.44%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$172.9	$178.5	$154.8	$383.0	$476.2
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	1.23%	1.24%	1.20%	1.20%	1.20%
Expenses before waivers and/or expense reimbursement	1.23%	1.24%	1.20%	1.20%	1.20%
Net investment income (loss)	(.33)%	.07%	(.18)%	(.16)%	(.05)%
Portfolio turnover rate	97%	78%	75%	83%	112%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c) Calculated based upon average shares outstanding during the year.

SMALL CAPITALIZATION STOCK PORTFOLIO
	Year Ended December 31,
	2014(d)	2013	2012	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.16	$18.56	$17.00	$17.27	$13.83
Income (Loss) From Investment Operations:
Net investment income	.25	.22	.26	.10	.13
Net realized and unrealized gain (loss) on investments	1.16	7.38	2.35	—(c)	3.43
Total from investment operations	1.41	7.60	2.61	.10	3.56
Less Distributions	—	—	(1.05)	(.37)	(.12)
Net Asset Value, end of year	$27.57	$26.16	$18.56	$17.00	$17.27
Total Return(a)	5.39%	40.95%	16.03%	.56%	25.93%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$750.9	$770.1	$578.4	$542.6	$589.9
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursements	.40%	.42%	.46%	.48%	.49%
Expenses before waivers and/or expense reimbursements	.45%	.45%	.46%	.48%	.49%
Net investment income	.96%	.92%	1.43%	.60%	.88%
Portfolio turnover rate	15%	14%	10%	17%	15%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c) Less than $0.005 per share.
(d) Calculated based on average shares outstanding during the year.

STOCK INDEX PORTFOLIO
	Year Ended December 31,
	2014(c)	2013(c)	2012	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$47.02	$35.65	$31.47	$31.37	$27.89
Income (Loss) From Investment Operations:
Net investment income	.79	.73	.68	.54	.48
Net realized and unrealized gain on investments	5.20	10.64	4.19	.07	3.51
Total from investment operations	5.99	11.37	4.87	.61	3.99
Less Distributions	(3.68)	—	(.69)	(.51)	(.51)
Net Asset Value, end of year	$49.33	$47.02	$35.65	$31.47	$31.37
Total Return(a)	13.31%	31.89%	15.68%	1.95%	14.59%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,312.7	$2,890.5	$2,340.3	$2,162.4	$2,277.6
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursements	.32%	.32%	.32%	.33%	.36%
Expenses before waivers and/or expense reimbursements	.37%	.37%	.37%	.38%	.38%
Net investment income	1.67%	1.77%	1.97%	1.74%	1.70%
Portfolio turnover rate	5%	3%	2%	2%	4%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

VALUE PORTFOLIO—Class I
	Year Ended December 31,
	2014(a)	2013	2012	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$24.05	$18.07	$15.93	$17.04	$15.10
Income (Loss) From Investment Operations:
Net investment income	.29	.22	.22	.14	.17
Net realized and unrealized gain (loss) on investments	2.14	5.76	2.09	(1.08)	1.90
Total from investment operations	2.43	5.98	2.31	(.94)	2.07
Less Distributions	—	—	(.17)	(.17)	(.13)
Net Asset Value, end of year	$26.48	$24.05	$18.07	$15.93	$17.04
Total Return(b)	10.10%	33.09%	14.62%	(5.58)%	13.86%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,592.6	$1,568.7	$1,263.3	$1,231.6	$1,432.9
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.40%	.40%	.43%	.43%	.44%
Expenses before waivers and/or expense reimbursement	.42%	.43%	.43%	.43%	.44%
Net investment income	1.13%	1.06%	1.36%	.90%	1.08%
Portfolio turnover rate	37%	41%	28%	43%	63%

VALUE PORTFOLIO—Class II
	Year Ended December 31,
	2014(a)	2013	2012	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$24.12	$18.20	$16.04	$17.13	$15.16
Income (Loss) From Investment Operations:
Net investment income	.18	.16	.17	.08	.12
Net realized and unrealized gain (loss) on investments	2.15	5.76	2.08	(1.08)	1.90
Total from investment operations	2.33	5.92	2.25	(1.00)	2.02
Less Distributions	—	—	(.09)	(.09)	(.05)
Net Asset Value, end of year	$26.45	$24.12	$18.20	$16.04	$17.13
Total Return(b)	9.66%	32.53%	14.14%	(5.89)%	13.39%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$10.6	$7.4	$6.2	$6.0	$7.1
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.80%	.80%	.83%	.83%	.84%
Expenses before waivers and/or expense reimbursement	.82%	.83%	.83%	.83%	.84%
Net investment income	.73%	.66%	.95%	.50%	.69%
Portfolio turnover rate	37%	41%	28%	43%	63%
(a) Calculated based on average shares outstanding during the year.
(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying portfolios in which the Portfolio invests.

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO—Class I
	Year Ended December 31,
	2014(d)	2013(d)	2012	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.83	$8.43	$7.80	$7.74	$6.45
Income From Investment Operations:
Net investment income	.02	.01	.06	.04	.03
Net realized and unrealized gain on investments	1.01	2.39	1.21	.13	1.28
Total from investment operations	1.03	2.40	1.27	.17	1.31
Less Distributions	—	—	(.64)	(.11)	(.02)
Net Asset Value, end of year	$11.86	$10.83	$8.43	$7.80	$7.74
Total Return(a)	9.51%	28.47%	16.88%	2.22%	20.43%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$249.1	$251.8	$221.0	$210.8	$242.4
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	.68%	.68%	.67%	.64%	.70%
Expenses before waivers and/or expense reimbursement	.68%	.68%	.67%	.64%	.70%
Net investment income	.22%	.08%	.73%	.39%	.69%
Portfolio turnover rate	45%	38%	44%	40%	73%

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO—Class II
	Year Ended December 31,
	2014(d)	2013(d)	2012	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.38	$8.12	$7.53	$7.48	$6.25
Income (Loss) From Investment Operations:
Net investment income (loss)	(.02)	(.03)	.04	—(c)	.01
Net realized and unrealized gain on investments	.97	2.29	1.16	.13	1.24
Total from investment operations	.95	2.26	1.20	.13	1.25
Less Distributions	—	—	(.61)	(.08)	(.02)
Net Asset Value, end of year	$11.33	$10.38	$8.12	$7.53	$7.48
Total Return(a)	9.15%	27.83%	16.44%	1.77%	19.96%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1.0	$.7	$.4	$.3	$.3
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	1.08%	1.08%	1.07%	1.04%	1.10%
Expenses before waivers and/or expense reimbursement	1.08%	1.08%	1.07%	1.04%	1.10%
Net investment income (loss)	(.19)%	(.32)%	.38%	(.01)%	.24%
Portfolio turnover rate	45%	38%	44%	40%	73%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c) Less than $.005 per share.
(d) Calculated based on average shares outstanding during the year.

SP SMALL CAP VALUE PORTFOLIO
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.83	$13.70	$11.86	$12.28	$9.79
Income (Loss) From Investment Operations:
Net investment income	.14	.10	.16	.07	.07
Net realized and unrealized gain (loss) on investments	.79	5.03	1.74	(.41)	2.49
Total from investment operations	.93	5.13	1.90	(.34)	2.56
Less Distributions:	—	—	(.06)	(.08)	(.07)
Net Asset Value, end of year	$19.76	$18.83	$13.70	$11.86	$12.28
Total Return(a)	4.94%	37.45%	16.06%	(2.77)%	26.27%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$217.1	$228.3	$179.6	$177.5	$232.7
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursements	.99%	1.01%	1.01%	.99%	1.00%
Expenses before waivers and/or expense reimbursements	1.00%	1.01%	1.01%	.99%	1.00%
Net investment income	.56%	.52%	1.14%	.41%	.62%
Portfolio turnover rate	41%	56%	39%	36%	39%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying portfolio in which the Portfolio invests.

GLOSSARY: PORTFOLIO INDEXES
Barclays US High Yield 1% Issuer Capped Index. The Barclays US High Yield 1% Issuer Capped Index covers the universe of US dollar denominated, non-convertible, fixed rate, non-investment grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects. Source: Barclays.
Russell 1000 Index. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects. Source: Russell Investments.
Russell 1000 Growth Index. The Russell 1000 Growth Index contains those securities in the Russell 1000 index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects. Source: Lipper Inc.
Russell 2000 Value Index. The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects. Source: Lipper Inc.
Russell 2500 Index. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects. Source: Lipper Inc.
Russell Midcap Growth Index. The Russell Midcap Growth Index is a market value-weighted index that tracks those Russell Midcap companies with high price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects. Source: Lipper Inc.
Standard & Poor's 500 Index. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects. Source: Standard & Poor's Corporation.
S&P MidCap 400 Index. The S&P MidCap 400 Index is an unmanaged index of 400 stocks chosen based on market capitalization, liquidity and industry representation. The index contains firms that are situated in size between the S&P 500 Index and the S&P SmallCap 600 Index. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects. Source: Lipper Inc.

S&P SmallCap 600 Index. The Standard & Poor's SmallCap 600 Index is an unmanaged capital-weighted index of 600 smaller company US common stocks that cover all industry sectors—gives a broad look at how US small-cap stock prices have performed. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects. Source: Lipper Inc.

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INVESTOR INFORMATION SERVICES:
Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at 655 Broad Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Trust's website at www.prudential.com/variableinsuranceportfolios.
Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Trust, in accordance with applicable laws and regulations, may begin mailing only one copy of the Trust 's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Trust at the above address. The Trust will begin sending individual copies to you within thirty days of revocation.
The information in the Trust's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Finally, information about the Trust is available on the EDGAR database on the Commission's internet site at www.sec.gov.
Investment Company File Act No. 811-03623